File No. 333-15797
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         POST EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-6
  For Registration Under the Securities Act of 1933 of Securities of
  Unit Investment Trusts Registered on Form N-8B-2.
  A.  Exact name of Trust:
      PAINEWEBBER EQUITY TRUST,  GROWTH STOCK
      SERIES 20
  B.  Name of Depositor:
      PAINEWEBBER INCORPORATED
  C.  Complete address of Depositor's principal executive office:
      PAINEWEBBER INCORPORATED
      1285 Avenue of the Americas
      New York, New York 10019
  D.  Name and complete address of agents for service:
      PAINEWEBBER INCORPORATED
      Attention: Mr. Robert E. Holley
      1200 Harbor Blvd.
      Weehawken, New Jersey 07087
  (x) Check if it is proposed that this filing should become effective (immediately upon filing or on November 8, 2000) pursuant to paragraph
      (b) of Rule 485.
  E.  Total and amount of securities being registered:
      An indefinite number of units of Beneficial Interest pursuant to Rule 24f-2 under the Investment Company Act of 1940.
  F. Proposed maximum offering price to the public of the securities being registered:
      Indefinite pursuant to Rule 24f-2
  G. Amount of filing fee, computed at one-thirty-eighth of 1 percent of the proposed maximum aggregate offering price to the public:
      In accordance with Rule 24f-2, a fee in the amount of $0 was paid on March 29, 2000 in connection with the filing of the Rule 24f-2 Notice for the Trust's most recent fiscal year.
  H.  Approximate date of proposed sale to public:
      AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE
      REGISTRATION STATEMENT.

                          PAINEWEBBER EQUITY TRUST,
                        GROWTH STOCK SERIES 20
Cross Reference Sheet
       Pursuant to Rule 404(c) of Regulation C under the Securities Act of
                                      1933
        (Form N-8B-2 Items required by Instruction 1 as to Prospectus on
                                    Form S-6)
  Form N-8B-2                                                          Form S-6
  Item Number                                             Heading in Prospectus
  I.       Organization and General Information
  1.    (a)Name of Trust                )  Front Cover
        (b)Title of securities issued   )
  2.    Name and address of             )  Back Cover
        Depositor
  3.    Name and address of             )  Back Cover
        Trustee
  4.    Name and address of             )  Back Cover
        Principal
        Underwriter                     )
  5.    Organization of Trust           )  The Trust
  6.    Execution and                   )  The Trust
        termination of
        Trust Agreement                 )  Termination of the Trust
  7.    Changes of name                 )  *
  8.    Fiscal Year                     )  *
  9.    Litigation                      )  *
  II.       General Description of the Trust and Securities of the Trust
  10.   General Information             )  The Trust;
        regarding
        Trust's Securities and          )  Rights of Unit
        Rights
        of Holders                      )  holders
  (a)   Type of Securities              )  The Trust
        (Registered or Bearer)          )
  (b)   Type of Securities              )  The Trust
        (Registered or Bearer)          )
  *     Not applicable, answer
        negative or not required.

  (c)   Rights of Holders as to         )  Rights of Unit
        Withdrawal or                   )  holders
        Redemption
                                        )  Redemption;
                                        )  Public Offering of Units-
                                        )  Secondary Market for Units
  (d)   Rights of Holders as to         )  Secondary Market for
        conversion, transfer, etc.      )  Units Exchange Option
  (e)   Rights of Trust issues          )
        periodic payment plan           )  *
        certificates                    )
  (f)   Voting rights as to             )  Rights of Unit
        Securi-
        ties, under the Indenture       )  holders
  (g)   Notice to Holders as to         )
        change in                       )
        (1)Assets of Trust              )  Amendment of the
                                           Indenture
        (2)Terms and Conditions         )  Administration of the
                                           Trust-Portfolio Supervision
           of Trust's Securities        )  Investments
        (3)Provisions of Trust          )  Amendment of the
                                           Indenture
        (4)Identity of Depositor and    )  Administration of the Trust
           Trustee
  (h)   Consent of Security             )
        Holders
        required to change              )
        (1)Composition of assets        )  Amendment of the
                                           Indenture
           of Trust                     )
        (2)Terms and conditions         )  Amendment of the
                                           Indenture
           of Trust's Securities        )
        (3)Provisions of Indenture      )  Amendment of the
                                           Indenture
        (4)Identity of Depositor        )  Administration of the Trust
           and Trustee                  )
  11.   Type of Securities              )  The Trust
        Comprising Units
  12.   Type of securities              )  *
        comprising
        periodic payment                )
        certificates
  13.   (a)Load, fees, expenses, etc.   )  Public Offering of
                                        )  Units; Expenses of the
                                        )  Trust
  *     Not applicable, answer
        negative or not required.

        (b)Certain information          )  *
           regarding periodic payment   )  *
           certificates                 )
        (c)Certain percentages          )  *
        (d)Certain other fees, etc.     )  Expenses of the Trust
           payable by holders           )  Rights of Unitholders
        (e)Certain profits receivable   )  Public Offering of
           by depositor, principal      )  Units
           underwriters, trustee or     )  Public Offering of Units
           affiliated persons           )  Market for Units
        (f)Ratio of annual charges to   )  *
           income                       )
  14.   Issuance of Trust's             )  The Trust
        securities
                                        )  Public Offering of Units
  15.   Receipt and handling of         )  *
        payments from                   )
        purchasers
  16.   Acquisition and                 )  The Trust; Administration
        disposition of
        underlying securities           )  of the Trust; Termination
                                        )  of Trust
  17.   Withdrawal or                   )  Redemption
        redemption
                                        )  Public offering of Units
                                        )  -Secondary Market for
                                        )  -Exchange Option
                                        )  -Conversion Option
  18.   (a)Receipt and disposition of   )  Distributions of
           income                       )  Unitholders
        (b)Reinvestment of              )  *
           distributions
        (c)Reserves or special fund     )  Distributions to
                                        )  Unitholders; Expenses of
                                           Trust
        (d)Schedule of distribution     )  *
  19.   Records, accounts and           )  Distributions
        report
                                        )  Administration
                                        )  of the Trust
  20.   Certain miscellaneous           )  Administration of the Trust
        pro-
        visions of Trust                )
        agreement
  21.   Loans to security               )  *
        holders
  22.   Limitations on liability        )  Sponsor, Trustee
  23.   Bonding arrangements            )  Included in Form N-8B-2
  24.   Other material                  )  *
        provisions of
        trust agreement                 )
  *     Not applicable, answer
        negative or not required.

  III.        Organization
  Personnel and        Affiliated
  Persons of Depositor
  25.   Organization of                 )  Sponsor
        Depositor
  26.   Fees received by                )  Public Offering of
        Depositor
                                        )  Units Expenses of the Trust
  27.   Business of Depositor           )  Sponsor
  28.   Certain information as to       )  Sponsor
        officials and affiliated        )
        persons of Depositor            )
  29.   Voting securities of            )  *
        Depositor
  30.   Persons controlling             )  Sponsor
        Depositor
  31.   Payments by Depositor           )  *
        for
        certain other services          )
        rendered to Trust               )
  32.   Payments by Depositor           )  *
        for
        certain other services          )
        rendered to Trust               )
  33.   Remuneration of                 )  *
        employees of
        Depositor for certain           )
        services
        rendered to Trust               )
  34.   Remuneration of other           )  *
        persons
        for certain services            )
        rendered
        to Trust                        )
  IV.        Distribution and Redemption of Securities
  35.   Distribution of Trust's         )  Public Offering of Units
        securities by states            )
  36.   Suspension of sales of          )  *
        Trust's
        securities                      )
  37.   Revocation of authority         )  *
        to
        distribute                      )
  38.   (a)Method of distribution       )  Public Offering of Units
        (b)Underwriting agreements      )
        (c)Selling agreements           )  Sponsor
  *     Not applicable, answer
        negative or not required.

  39.   (a)Organization of principal    )  Sponsor
           underwriter                  )
        (b)N.A.S.D. membership of       )  Sponsor
           principal underwriter        )
  40.   Certain fees received by        )  Public Offering Price of
        principal underwriter           )  Units
  41.   (a)Business of principal        )  Sponsor
           underwriter                  )
        (b)Branch officers of           )  *
           principal underwriter        )
        (c)Salesman of principal        )  *
           underwriter                  )
  42.   Ownership of Trust's            )  *
        securities
        by certain persons              )
  43.   Certain brokerage               )  *
        commissions
        received by principal           )
        underwriter                     )
  44.   (a)Method of valuation          )  Public Offering Price of
                                        )  Units
        (b)Schedule as to offering      )  *
           price                        )
        (c)Variation in Offering        )  Public Offering Price of
           price to certain persons     )  Units
  45.   Suspension of                   )  *
        redemption rights
  46.   (a)Redemption valuation         )  Public Offering of Units
                                        )  -Secondary Market for Units
                                        )  -Valuation
        (b)Schedule as to redemption    )
           price                        )
  V.        Information concerning the Trustee or Custodian
  47.   Maintenance of position         )  Public Offering of Units
        in
        underlying securities           )  Redemption
                                        )  Trustee
                                        )  Evaluation of the Trust
  48.   Organization and                )
        regulation of
        Trustee                         )  Trustee
  49.   Fees and expenses of            )  Expenses of the Trust
        Trustee
  50.   Trustee's lien                  )  Expenses of the Trust
  *     Not applicable, answer
        negative or not required.

  VI.        Information
  concerning Insurance of
  Holders of Securities
  51.   (a)Name and address of          )  *
           Insurance Company            )
        (b)Type of policies             )  *
        (c)Type of risks insured and    )  *
           excluded                     )
        (d)Coverage of policies         )  *
        (e)Beneficiaries of policies    )  *
        (f)Terms and manner of          )  *
           cancellation                 )
        (g)Method of determining        )  *
           premiums                     )
        (h)Amount of aggregate          )  *
           premiums paid                )
        (i)Who receives any part of     )  *
           premiums                     )
        (j)Other material provisions    )  *
           of the Trust relating to     )
           insurance                    )
  VII.       Policy of Registrant
  52.   (a)Method of selecting and      )  The Trust;
           eliminating securities       )  Administration of the Trust
           from the Trust               )
        (b)Elimination of securities    )  *
           from the Trust               )
        (c)Policy of Trust regarding    )  Portfolio Supervision
                                        )  Administration of Trust
           substitution and
           elimination of securities    )
        (d)Description of any funda-    )  Administration of
           mental policy of the Trust   )  Trust
                                        )  Portfolio Supervision
  53.   (a)Taxable status of the        )  Tax status of the Trust
           Trust                        )
        (b)Qualification of the Trust   )  Tax status of the Trust
           as a mutual investment       )
           company                      )
  *     Not applicable, answer
        negative or not required.

  VIII.       Financial and
  Statistical Information
  54.   Information regarding           )  *
        the
        Trust's past ten fiscal         )
        years
  55.   Certain information             )  *
        regarding
        periodic payment plan           )
        certificates                    )
  56.   Certain information             )  *
        regarding
        periodic payment plan           )
        certificates                    )
  57.   Certain information             )  *
        regarding
        periodic payment plan           )
        certificates                    )
  58.   Certain information             )  *
        regarding
        periodic payment plan           )
        certi-
        ficates                         )
  59.   Financial statements            )  Statement of Financial
        (Instruction 1(c) to            )  Condition
        Form S-6)
  *     Not applicable, answer
        negative or not required.


PAINEWEBBER EQUITY TRUST
              GROWTH STOCK SERIES 20
(Converging Technologies)
             (A Unit Investment Trust)
17,431,000 Units




Portfolio of Common Stocks in the Information
Technology Sector

Designed for Above-Average Capital Appreciation

Annual Capital Distributions



 This Prospectus consists of two parts: Part A and Part B. Parts A and B should both be attached for this Prospectus to be complete.


The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.






SPONSOR:
PAINEWEBBER INCORPORATED




PROSPECTUS PART A DATED NOVEMBER 8, 2000

No person is authorized to give any information
or make any representations about this Trust not
contained in this Prospectus, and you should not
rely on any other information. Read and keep both
parts of this prospectus for future reference.
Table of Contents
Part A                                    Page
Brief Description of the Trust's
 Investment Portfolio...........  ......  A - 3
Is this Trust Appropriate for You?        A - 4
Summary of Risks.                         A - 4
Essential Information Regarding the Trust A - 6
Report of Independent Auditors.           A - 7
Statement of Financial Condition          A - 8
Statement of Operations                   A - 9
Statement of Changes in Net Assets        A - 10
Notes to Financial Statements             A - 11
Schedule of Investments                   A - 12
Part B
The Composition of the Trust's Portfolio  B - 1
About the Trust...........................B - 2
Risk Factors and Special Considerations...B - 3
Federal Income Taxes......................B - 4
Public Offering of Units..................B - 5
   Public Offering Price..................B - 5
   Sales Charge and Volume Discount.......B - 5
   Employee Discount......................B - 6
   Exchange Option........................B - 6
   Conversion Option......................B - 8
   Distribution of Units..................B - 8
   Secondary Market for Units.............B - 8
   Sponsor's Profits......................B - 9
Redemption................................B - 9
Valuation.................................B - 10
Comparison of Public Offering Price and
  Redemption Value..................      B - 11
Expenses of the Trust.....................B - 11
Rights of Unitholders.....................B - 12
Distributions.............................B - 12
Reinvestment Plan.........................B - 13
Administration of the Trust...............B - 13
   Accounts...........................    B - 13
   Reports and Records....................B - 13
   Portfolio Supervision..................B - 14
Amendment of the Indenture................B - 14
Termination of the Trust..................B - 15
Sponsor...................................B - 15
Code of Ethics............................B - 16
Trustee...................................B - 16
Independent Auditors......................B - 16
Legal Opinions..........................  B - 16

PAINEWBBER EQUITY TRUST, GROWTH STOCK SERIES 20
(Converging Technologies) - PART A

Brief Description of the Trust's Investment
Portfolio

1. The Trust's Objective.

The Trust seeks to provide capital appreciation through an investment primarily in a portfolio of common stocks issued by domestic companies involved in the information technology sector of the economy. PaineWebber selected the stocks in the Trust's Portfolio on September 4, 1997 by choosing stocks it believed would benefit from the convergence of computer, communications, consumer and retail applications.

PaineWebber chose these stocks for their capital appreciation potential, not for their income potential. Many of the stocks currently pay little or no dividend income.

As of August 31, 2000, 99.13% of the Trust's
Portfolio was invested in common stocks as described briefly below and .87% in United States
Treasury Obligations.

2. Brief Description of the Trust's Portfolio.

The Trust plans to hold until its termination a diversified portfolio of stocks which PaineWebber believes are likely to benefit from the growth in the information technology sector. Unless terminated sooner, the Trust is scheduled to terminate on September 30, 2002 regardless of market conditions at the time.

The Trust is a unit investment trust which means that, unlike a mutual fund, the Trust's Portfolio is not managed and stocks are not sold because of market changes.

On August 31, 2000, the aggregate market value of
the Trust Portfolio was $522,404,190. The common
stocks in the Trust's Portfolio have been issued
by companies who receive income and derive
revenues from multiple industry sources, but
whose primary industry is listed in the "Schedule
of Investments" in this Prospectus Part A. A
brief description of these issuers can be found
in Part B of this Prospectus.
                             Approximate Percent
                             of Aggregate
                             Market Value
Primary Industry Source      of the Trust
Commercial Services          .64%
Computer Software            5.67%
Computers-Memory Devices     18.07%
Computers-Micro              11.59%
Computers-Mini               2.31%
Data Processing/Management   7.37%
Electronics/Semi-Conductor   13.36%
Internet Software            11.64%
Multimedia/Entertainment     7.18%
Networking Products          8.63%
Publishing-Newspapers        1.96%
Retail-Office Supplies       1.73%
Telecommunications           2.04%
Telecommunications Equipment 5.31%
Wireless Equipment           1.63%

Is this Trust Appropriate for You?

Yes, if you are seeking capital
appreciation over the life of the Trust by investing in common stocks issued by companies in the information technology sector of the market.
You will benefit from a professionally selected portfolio whose risk is reduced by investing in stocks of several different issuers.

No, if you want a speculative investment that changes to take advantage of market movements, if you are unable or unwilling to assume the risks involved generally with equity investments or if you need current income.

Summary of Risks

You can lose money by investing in the
Trust. This can happen for various reasons. A further discussion of the risks summarized below can be found in Part B of this Prospectus.

1. Risks of Investing in the Trust

Certain risks are involved with an
investment in a unit trust which holds common stocks. For example:

The Trust, unlike a mutual fund, is not "managed" and stocks will not be sold by the Trust to take advantage of market fluctuations.

The Trust Portfolio may not remain constant during the life of the Trust. The Trustee may be required to sell stocks to pay Trust expenses, to tender stocks under certain circumstances or to sell stocks in the event certain negative events occur.

The sale of stocks from the Trust in the period prior to termination and upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time due to impending or actual termination of the Trust. For this reason, among others, the amount you receive upon termination may be less than the amount you paid.

If many investors sell their Units, the Trust will have to sell stocks. This could reduce the diversification of your investment and increase your share of Trust expenses.

The price of your Units depends upon the full range of economic and market influences including the prices of equity securities, the condition of the stock markets and other economic influences that affect the global or United States economy.

Assuming no changes occur in the prices of the stocks held by the Trust, the price you paid for your Units will generally be less than the price you paid because your purchase price included a sales charge.

The stocks in the Trust's Portfolio will generally trade on a domestic stock exchange or in the over-the-counter market. We cannot assure you that a liquid trading market will exist. The value of the Trust's Portfolio, and of your investment, may be reduced if trading in one or more stocks is limited or absent.

Additional stocks and Treasury obligations may be acquired by the Trust when additional Units are to be offered to the public. Costs incurred in acquiring such additional stocks and Treasury obligations will be borne by the Trust.
Unitholders will experience a dilution of their investment as a result of such brokerage fees and other expenses paid by the Trust during the additional deposits of securities purchased by the Trustee with cash or cash equivalents.

2. Risks of Investing in Stocks

Investing always involves risk. The risks described below are the most significant risks associated with investing in the stocks held by the Trust.

Holders of common stocks such as those held by the Trust have rights that are generally inferior to the holders of debt obligations or preferred stocks.

Common stocks are not obligations of the issuer.
Therefore, they do not provide any assurance of income or provide the degree of protection of debt securities.

The stocks held by the Trust can be expected to fluctuate in value depending on a wide variety of factors, such as economic and market influences affecting corporate profitability, financial condition of issuers, changes in worldwide or national economic conditions, the prices of equity securities in general and the Trust's stocks in particular.

The Trust is said to be "concentrated" because it invests 25% or more of it's assets in a particular stock or a particular industry, which makes the Trust less diversified; therefore an investment in the Trust may be more volatile than that of other investment companies that do not concentrate their investments in such a manner.
In addition, the value of the Units of a Trust which is considered highly concentrated may be more susceptible to factors affecting the particular industry in which it focuses. As such, Unitholders should consider this Trust as a method of adding diversification to an existing investment program and it should not be viewed on its own as a complete investment program. Here is what you should know about the Trust's concentration in stocks of issuers that manufacture and market personal computers or computer components:

these companies are rapidly
developing and tend to be relatively
volatile compared to other types of
investments;

certain of these companies may be
small and relatively new with limited
product lines, markets, financial
resources, management and marketing
personnel;

these companies are subject to
intense international and domestic
competition, both for their products
and for the services of qualified
professional and technical personnel;
and

these companies often require a high
degree of investment to remain
competitive and are sensitive to
scientific and technological
developments as well as governmental
regulation and rapidly occurring
product obsolescence.

ESSENTIAL INFORMATION REGARDING THE TRUST
              As of August 31, 2000
Sponsor:   PaineWebber Incorporated
Co-Trustees:   Investors Bank & Trust Co. and
   Bank One Corporation
Initial Date of Deposit: September 4, 1997
Aggregate Market Value of Securities in Trust:                         $522,404,190

Number of Units:                                                       17,431,000

Fractional Undivided Interest in the Trust Represented by
Each Unit:                                                             1/17,431,000st

Calculation of Public Offering Price Per Unit*

Aggregate Value of Net Assets in Trust                                 $522,408,886

Divided by 17,431,000 Units                                            $29.9701

Plus Sales Charge of 3.75% of Public Offering Price                    $1.1677

Public Offering Price per Unit                                         $31.1378

Redemption Value per Unit:                                             $29.9701

Excess of Public Offering Price over Redemption Value per Unit:        $1.1677

Sponsor's Repurchase Price Per Unit:                                   $29.9701

Excess of Public Offering over Sponsor's Repurchase Price per Unit:    $1.1677

Evaluation Time:                                                       4 P.M. New York Time

Distribution Dates* *:                                                 January 20, April 20, July 20,
                                                                       October 20

Record Dates:                                                          March 31, June 30, September 30,
                                                                       December 31

Mandatory Termination Date:                                            September 30, 2002

Discretionary Liquidation Amount:                                      50% of the value of the Securities
                                                                       upon completion of the deposit of
                                                                       the Securities

Estimated Annual Expenses of the Trust* * *                            $.0250 per Unit


    *  The Public Offering Price will be based
upon the value of the Stocks next computed following receipt of the purchase order plus the applicable
sales charges. (See "Valuation").
   * * See "Distributions"
 * * * See "Expenses of Trust". Estimated dividends from the Stocks, based upon last dividends actually paid, are expected by the Sponsor to be
sufficient to pay estimated expenses of the Trust.

            REPORT OF INDEPENDENT AUDITORS
THE UNITHOLDERS, SPONSOR AND CO-TRUSTEES
THE PAINEWEBBER EQUITY TRUST, GROWTH STOCK SERIES
TWENTY:

 We have audited the accompanying statement of financial condition of The PaineWebber Equity
Trust, Growth Stock Series Twenty, including the schedule of investments, as of August 31, 2000 and the related statements of operations and changes in net assets for each of the two years in the period then ended and for the period from September 4, 1997 (initial date of deposit) to August 31, 1998. These financial statements are the responsibility of the Co-Trustees. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August
31, 2000, as shown in the statement of financial condition and schedule of investments, by correspondence with the Co-Trustees. An audit also includes assessing the accounting principles used and significant estimates made by the Co-
Trustees, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The
PaineWebber Equity Trust, Growth Stock Series
Twenty at August 31, 2000 and the results of its operations and changes in its net assets for each of the two years in the period then ended and for the period from September 4, 1997 to August 31,
1998, in conformity with accounting principles generally accepted in the United States.
                          ERNST & YOUNG LLP
New York, New York
October 27, 2000

            THE PAINEWEBBER EQUITY TRUST,
GROWTH STOCK SERIES TWENTY
           STATEMENT OF FINANCIAL CONDITION
                August 31, 2000
                  ASSETS
Common Stock - at market value (Cost $176,294,588)
(note 1 to schedule of investments)                  $522,404,190
Dividends receivable                                 51,949
Interest receivable                                  13,541
Accounts Receivable - Securities Sold                611,429
Cash                                                 23,460
Prepaid organizational expenses                      40,147
Total Assets                                         $523,144,716
    LIABILITIES AND NET ASSETS
Accounts Payable - Units Redeemed                                             $619,597
Accrued expenses payable                                                      116,233

Total Liabilities                                                             $735,830

Net assets (17,431,000 units of fractional undivided interest outstanding):

Cost of 17,431,000 units (note B)                                             $183,163,208
Less sales charge (note C)                                                    (6,868,620)
Net amount applicable to investors                                            176,294,588
Net unrealized market appreciation (note D)                                   346,109,602
Net amount applicable to unitholders                                          522,404,190
Undistributed investment income-net                                           1,545
Undistributed proceeds from securities sold                                   3,151

Net assets                                                                    522,408,886

Total liabilities and net assets                                              $523,144,716

Net asset value per Unit                                                      $29.9701
  See accompanying notes to financial statements.

            THE PAINEWEBBER EQUITY TRUST,
GROWTH STOCK SERIES TWENTY
              STATEMENT OF OPERATIONS
                                                                                             For the
                                                                                             Period
                                                                                             from
                                                                                             September 4,
                                                                                             1997 (Initial
                                                                                             date of
                                                               Year Ended     Year Ended      deposit) to
                                                               August 31,     August 31,     August 31,
                                                               2000           1999           1998
Operations:
Dividend Income ...                                            $467,407       $438,691       $380,393
Interest Income                                                291,101        288,534        220,625
Total investment income                                        758,508        727,225        601,018
Less expenses:
Trustee's fees, expenses and evaluator's expense               552,715        402,814        515,217
Total expenses                                                 552,715        402,814        515,217
Investment Income-net                                          205,793        324,411        85,801
Realized and unrealized gain (loss) on investments-net:
Net realized gain on securities transactions                   75,489,784    51,340,202      1,787,302
Net change in unrealized market appreciation (depreciation)    196,028,428   163,572,869     (13,491,694)
Net realized and unrealized gain (loss) on investments         271,518,212   214,913,071     (11,704,392)
Net increase (decrease) in net assets resulting from operations$271,724,005  $214,237,482    ($11,618,591)
  See accompanying notes to financial statements

            THE PAINEWEBBER EQUITY TRUST,
GROWTH STOCK SERIES TWENTY
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           For the
                                                                                           Period
                                                                                           from
                                                                                           September 4,
                                                                                           1997 (Initial
                                                                                           date of
                                                               Year Ended     Year Ended   deposit) to
                                                               August 31,     August 31,   August 31,
                                                               2000           1999         1998
Operations:
Investment income-net                                          $205,793       $324,412     $85,801
Net realized gain on securities transactions                   75,489,784     51,340,202   1,787,302
Net change in unrealized market appreciation (depreciation)    196,028,428    163,572,869  (13,491,694)
Net increase (decrease) in net assets resulting from operations271,724,005    215,237,483  (11,618,591)
Less: Distributions to Unitholders (Note E)
Principal                                                      39,080,474     26,653,282   ---
Investment Income                                              209,037        389,000      12,953
Total Distributions                                            39,289,511     27,042,282   12,953
Less: Units Redeemed By Unitholders (Note F)
Value of units redeemed at date of redemption                  63,221,306     65,325,521   13,740,760
Undistributed income at date of redemption                     2,410          5,505        119
Total Redemptions                                              63,223,716     65,331,026   13,740,879
Increase (decrease) in net assets                              169,210,778    122,864,175  (25,372,423)
Net Assets:
Beginning of Period                                            334,193,828    193,282,562  ---
Supplemental Deposits                                          19,004,280     18,047,091   218,654,985
End Of Period                                                  $522,408,886   $334,193,828 $193,282,562
  See accompanying notes to financial statements.

            NOTES TO FINANCIAL STATEMENTS
                August 31, 2000
(A) The financial statements of the Trust are
prepared on the accrual basis of accounting.
Security transactions are accounted for on the
date the securities are purchased or sold.
(B) Cost to investors represents the initial
public offering price as of the initial date of
deposit, and the value of units through
supplemental deposits computed on the basis set
forth under "Public Offering Price of Units".
(C) Sales charge in the Initial Public Offering
period was 3.75% (3.90% of the net amount
invested). See "Public Offering of Units - Sales
Charge and Volume Discount", for information
relating to the secondary market.
(D) At August 31, 2000, the gross unrealized
market appreciation was $359,791,224 and the
gross unrealized market depreciation was
($13,681,622). The net unrealized market
depreciation was $346,109,602.
(E) Regular distributions of net income and
principal receipts not used for redemption of
units are made quarterly. Special distributions
may be made as the Sponsor and Trustee deem
necessary to comply with income tax regulations.
(F) The following units were redeemed with
proceeds of securities sold as follows:
                                                                                         For the
                                                                                         Period from
                                                                                         September 4,
                                                                                         1997 (Initial date
                                                         Year Ended        Year Ended    of deposit) to
                                                         August 31,        August 31,    August 31,
                                                         2000              1999          1998
Total number of units redeemed                           2,475,000         4,069,000     1,275,000
Redemption amount                                        $63,223,716       $65,331,025   $13,740,879
The following units were sold through supplemental
deposits:
Number of units sold                                     716,000           1,184,000     23,250,000
Value of amount, net of sales charge                     $19,004,280       $18,047,091   $217,692,485

THE PAINEWEBBER EQUITY TRUST,
             GROWTH STOCK SERIES TWENTY
SCHEDULE OF INVESTMENTS
              As of August 31, 2000
COMMON STOCKS (99.13%)
Name of Issuer                                           Number of Shares       Market Value(1)
Commercial Services: (.64%)
Cendant Corporation                                      253,736                $3,346,144
Computer Software: (5.67%)
Cognos, Inc.                                             388,090                16,760,637
Microsoft Corporation                                    183,880                12,837,122
Computers-Memory Devices: (18.07%)
EMC Corporation                                          815,227                79,892,246
Quantum Corporation-DLT & Storage Systems                183,173                2,484,284
Quantum Corp-Hard Disk Drive                             91,752                 894,582
Seagate Technology, Inc.                                 173,808                10,319,850
Western Digital Corporation                              138,235                812,131
Computers-Micro: (11.59%)
Compaq Computer Corporation*                             188,605                6,424,358
Sun Microsystems, Inc.                                   426,229                54,104,444
Computers-Mini: (2.31%)
Hewlett-Packard Company*                                 99,744                 12,044,088
Data Processing/Management: (7.37%)
Oracle Corporation                                       423,582                38,519,488
Electronics/Semi-Conductor: (13.36%)
Agilent Technologies, Inc. (2)                           38,105                 2,298,208
Applied Materials, Inc.                                  245,245                21,167,709
Intel Corporation*                                       268,406                20,096,899
KLA-Tencor Corporation                                   177,728                11,663,400
Teradyne, Inc.                                           224,820                14,571,146
Internet Software: (11.64%)
America Online, Inc.                                     965,840                56,622,370
Open Market, Inc.                                        497,824                4,200,390
Multimedia/Entertainment: (7.18%)
The Walt Disney Company*                                 239,375                9,320,664
Gannett Company, Inc.*                                   126,943                7,188,147
Time Warner, Inc.*                                       245,381                20,980,075
Networking Products: (8.63%)
Cisco Systems, Inc.                                      625,367                42,915,810
3Com Corporation                                         130,575                2,170,809
Publishing-Newspapers: (1.96%)
New York Times Company*                                  261,140                10,233,424
Retail-Office Supplies: (1.73%)
Staples, Inc.                                            589,222                9,059,288
Telecommunications: (2.04%)
WorldCom, Inc. (3)                                       291,717                10,647,671
Telecommunications Equipment: (5.31%)
Nortel Networks Corporation*                             340,206                27,748,052
Wireless Equipment: (1.63%)
Palm Inc.  (4)                                           193,666                8,521,304

TREASURY SECURITIES (.87%)
$3,722,000 U.S. Treasury Note 7 7/8% due 2/15/2021                              4,559,450

TOTAL INVESTMENTS                                                               $522,404,190

(1)  Valuation of Securities was made by the
Co-Trustees as described in "Valuation".
(2) Hewlett-Packard Company spin-off.
(3) Name change from MCI WorldCom Inc.\
(4) 3Com Corporation spin-off.
  *   Income producing security.

</R

             PAINEWEBBER EQUITY TRUST
GROWTH STOCK SERIES 20
               PROSPECTUS PART B
PART B OF THIS PROSPECTUS MAY NOT BE
DISTRIBUTED
            UNLESS ACCOMPANIED BY PART A.

Part B contains a description of the important features of the PaineWebber Equity Trust Growth
Stock Series 20 and also includes a more detailed discussion of the investment risks that a Unitholder might face while holding Trust Units.

           THE COMPOSITION OF THE PORTFOLIO

 The Trust will seek to achieve its objective of capital appreciation through an investment in a diversified portfolio of Stocks issued by companies that PaineWebber believes are likely to benefit from growth in the information technology sector. In PaineWebber's view, the information technology sector of the U.S. economy will be a key source of economic growth for the next several years. PaineWebber has therefore identified certain trends discussed briefly below which it believes will help highlight those companies which should benefit from the growth potential in the information technology sector.

 PaineWebber believes the relentless advance of semiconductor technology converging with the emergence of the installed PC base in office and home, and the shift to inter-networking have laid groundwork for the Information Age in which the creation, distribution and manipulation of information is a central wealth-creating activity.

 To put this shift into perspective, some of the previous evolutionary "tools" around which people have reorganized their society include: the factory, the steam engine, electricity and the telephone. Perhaps the most appropriate historical analogy to what is occurring today is, however, the automobile. Although autos entered mass production in the second decade of the 20th century, they became much more ubiquitous after World War II. The key reason for this was that it was not until after World War II that a fully integrated "auto infrastructure"--consisting of interstate highways, shopping malls, and greatly expanded suburbs--was built. Similarly, although the personal computer has been around since the 1970s, today there is finally a widespread installed base in the office and home. And it is just recently that the "information age infrastructure" consisting of networks, Internet
Service Providers and Web sites, has begun to be built. In the last few years, U.S. firms have poured money into the Information Age infrastructure at an astonishing pace. Information processing now accounts for about 45% of total equipment investment, up from 15% in the early
1980s. Therefore, with the shift to the
Information Age just getting underway, it is the investment implications of this shift that are the focus of PaineWebber's opinion.

 The next major Information Age development can be summarized by "five Cs", or the Convergence of the Computer, Communications, Consumer applications and Content. The key factor that is enabling this convergence is the shift to digital technology.
Digital technology makes it possible to convert text, sound, graphics and moving images into coded digital messages which can be combined, stored, manipulated and transmitted quickly, efficiently and in large volumes over wired and wireless networks without loss of quality. As a result, the computer broadcast, cable, telephone, satellite and media entertainment industries are gradually becoming part of one single market place. This convergence will accelerate in coming years, so that the leading growth companies of the future will not be defined as software or hardware or content or communications companies but rather as information companies.

 PaineWebber believes the key beneficiaries of converging technologies in the Information Age will be involved with:

PCs-To access information, some analysts have predicted that there will be a single information appliance which will be the primary device for computing, communicating, entertaining, etc. PaineWebber disagrees.
Rather PaineWebber believes there will be many smart devices most of which will be linked together and many of which will perform several functions. But while there will not be one single information appliance, the PC will be the single most important tool. It will be the central, multipurpose consumer device adapting to the mainstream needs of users for business, communications and visual entertainment, becoming the only device which performs all of these functions easily and efficiently.
The PC will be as ubiquitous in the home as the telephone is today.
If the PC is to become the central,
multipurpose device of the Information Age, it must offer even greater power at even lower cost than is the case today-in other words, Moore's Law (Intel co-founder Gordon
Moore's prediction that transistor density on integrated circuits would double every two years) must hold true for many years to come.

Internet-A key medium. Net is home to three business models chasing three revenue sources:
entertainment (advertising/subscription revenues);
information (subscription revenues); commerce
(sales revenues). The most valuable Web sites will be owned by companies with strong brands. The
Internet also offers huge cost savings
opportunities.

Data Management and Data Warehousing-With information the basic economic resource, data management and data warehousing are critical for organizing and exploiting data.

Bandwidth-In order to truly move to an Information
Age, consumers at home must have significantly higher connection speeds made available to them.
Bandwidth to the home will always be in short supply as it lags advances in chip technology and content.

Data Storage-When it comes to the area of storage two things are very clear. First, there will be huge demand for vast amounts of storage. Second, the primary storage method is still likely to be magnetic.

 PaineWebber's research professionals have selected certain stocks in the industries listed in Part A of this Prospectus which they believe will benefit from one or more of the trends listed above. In PaineWebber's search for such potential growth stocks, there was no particular bias toward large capitalization or small capitalization issues.

                ABOUT THE TRUST

 The Trust is one of a series of similar but separate unit investment trusts created under New
York law by the Sponsor pursuant to a Trust
Indenture and Agreement* (the "Indenture") dated as of the Initial Date of Deposit, between PaineWebber Incorporated, as Sponsor and Investors
Bank & Trust Company and The First National Bank of Chicago, N.A., as Co-Trustees (the "Trustee").
The objective of the Trust is capital appreciation through an investment principally in equity stocks having, in Sponsor's opinion on the Initial Date of Deposit, potential for capital appreciation.

 On the Initial Date of Deposit, the Sponsor deposited with the Trustee confirmations of contracts for the purchase of Stocks and Treasury
Obligations together with an irrevocable letter or letters of credit of a commercial bank or banks in an amount at least equal to the purchase price.
The value of the Securities was determined on the basis described under "Valuation". In exchange for the deposit of the contracts to purchase
Securities, the Trustee delivered to the Sponsor a receipt for Units representing the entire ownership of the Trust.

 With the deposit on the Initial Date of Deposit, the Sponsor established a proportionate relationship between the Securities in the Trust
(determined by reference to the number of shares of each issue of Stock and the face amount of the Treasury Obligations). The Sponsor may, from time to time, cause the deposit of additional
Securities in the Trust when additional Units are to be offered to the public or pursuant to the Reinvestment Plan, maintaining as closely as practicable the original percentage relationship between the Securities deposited on the Initial
Date of Deposit and replicating any cash or cash equivalents held by the Trust (net of expenses).
The original proportionate relationship is subject to adjustment to reflect the occurrence of a stock split or a similar event which affects the capital structure of the issuer of a Stock but which does not affect the Trust's percentage ownership of the common stock equity of such issuer at the time of such event, to reflect a sale or maturity of Security or to reflect a merger or reorganization.
Stock dividends issued in lieu of cash dividends, if any, received by the Trust will be sold by the Trustee and the proceeds therefrom shall be added to the Income Account. (See "Administration of the Trust" and "Reinvestment Plan").

 On the Initial Date of Deposit each Unit represented the fractional undivided interest in the Securities and net income of the Trust set forth under "Essential Information Regarding the Trust". However,

*Reference is hereby made to said Trust Indenture and Agreement and any statements contained herein are qualified in their entirety by the provisions of said Trust Indenture and Agreement.
if additional Units are issued by the Trust
(through the deposit of additional Securities for purposes of the sale of additional Units or pursuant to the Reinvestment Plan), the aggregate value of Securities in the Trust will be increased and the fractional undivided interest represented by each Unit in the balance will be decreased. If any Units are redeemed, the aggregate value of Securities in the Trust will be reduced, and the fractional undivided interest represented by each remaining Unit in the balance will be increased.
Units will remain outstanding until redeemed upon tender to the Trustee by any Unitholder (which may include the Sponsor) or until the termination of the Trust. (See "Termination of the Trust".)

RISK FACTORS AND SPECIAL CONSIDERATIONS

 An investment in Units of the Trust should be made with an understanding of the risks inherent in an investment in common stocks in general. The general risks are associated with the rights to receive payments from the issuer which are generally inferior to creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Holders of common stocks have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims against the issuer have been paid or provided for. By contrast, holders of preferred stocks have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on cumulative preferred stock must be paid before any dividends are paid on common stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks.

 Common stocks do not represent an obligation of the issuer. Therefore they do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Unlike debt securities which typically have a stated principal amount payable at maturity, common stocks do not have a fixed principal amount or a maturity.
Additionally, the value of the Stocks in the Trust may be expected to fluctuate over the life of the Trust.

 In addition, there are investment risks common to all equity issues. The Stocks may appreciate or depreciate in value depending upon a variety of factors, including the full range of economic and market influences affecting corporate profitability, the financial condition of issuers, changes in national or worldwide economic conditions, and the prices of equity securities in general and the Stocks in particular.
Distributions of income, generally made by declaration of dividends, is also dependent upon several factors, including those discussed above in the preceding sentence.

 The Trust is considered "concentrated" in stocks of issuers that manufacture and market personal computers or computer components. These types of companies are rapidly developing and highly competitive, both domestically and internationally, and tend to be relatively volatile as compared to other types of investments. Certain of these companies may be smaller and newer companies with limited product lines, markets or financial resources and limited management or marketing personnel. These companies typically require a high degree of investment to maintain competitiveness and are affected by international scientific and technological developments and rapidly occurring product obsolescence as well as government regulation, increases in material or labor costs, changes in distribution channels and the need to manage inventory levels closely. Other risk factors include short product life cycles, aggressive pricing and reduced profit margins, dramatic and often unpredictable changes in growth rates, frequent new product introduction, the need to enhance existing products, intense competition from large established companies and potential competition from small start up companies. These companies are also dependent to a substantial degree upon skilled professional and technical personnel and there is considerable competition for the services of qualified personnel in the industry.

 Investors should note that the creation of additional Units subsequent to the Initial Date of Deposit may have an effect upon the value of previously existing Units. To create additional
Units the Sponsor may deposit cash (or cash equivalents, e.g., a bank letter of credit in lieu of cash) with instructions to purchase Securities in amounts sufficient to maintain, to the extent practicable, the percentage relationship among the Securities based on the price of the Securities at the Evaluation Time on the date the cash is deposited. To the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security and the time the cash is used to purchase the Security, Units will represent less or more of that Security and more or less of the other
Securities in the Trust. Unitholders will be at risk because of price fluctuations during this period since if the price of shares of a Security increases, Unitholders will have an interest in fewer shares of that Security, and if the price of a Security decreases, Unitholders will have an interest in more shares of that Security, than if the Security had been purchased on the date cash was deposited with instructions to purchase the Security. In order to minimize these effects, the Trust will attempt to purchase Securities as closely as possible to the Evaluation Time or at prices as closely as possible to the prices used to evaluate the Trust at the Evaluation Time. Thus price fluctuations during this period will affect the value of every Unitholder's Units and the income per Unit received by the Trust. In addition, costs incurred in connection with the acquisition of Securities will be at the expense of the Trust and will affect the value of every Unitholder's Units.

 Because the Trust is organized as a unit investment trust, rather than as a management investment company, the Trustee and the Sponsor do not have authority to manage the Trust's assets fully in an attempt to take advantage of various market conditions to improve the Trust's net asset value, but may dispose of Securities only under limited circumstances. (See the discussion below relating to disposition of Stocks which may be the subject of a tender offer, merger or reorganization and also the discussion under the caption "Administration of the Trust--Portfolio
Supervision".)

 The Sponsor may have acted as underwriter, manager, or co-manager of a public offering of the Securities deposited into the Trust on the Initial Date of Deposit, or as an adviser to one or more of the issuers of the Securities, during the last three (3) years. The Sponsor or affiliates of the Sponsor may serve as specialists in the Securities on one or more stock exchanges and may have a long or short position in any of these Securities or in options on any of them, and may be on the opposite sides of public orders executed on the floor of an exchange where the Securities are listed. The
Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the Securities or options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any of the Securities or in options on them.

 Certain of the Stocks may be attractive
acquisition candidates pursuant to mergers, acquisitions and tender offers. In general, tender offers involve a bid by an issuer or other acquiror to acquire a stock pursuant to the terms of its offer. Payment generally takes the form of cash, securities (typically bonds or notes), or cash and securities. Pursuant to federal law a tender offer must remain open for at least 20 days and withdrawal rights apply during the entire offering period. Frequently offers are conditioned upon a specified number of shares being tendered and upon the obtaining of financing. There may be other conditions to the tender offer as well.
Additionally, an offeror may only be willing to accept a specified number of shares. In the event a greater number of shares is tendered, the offeror must take up and pay for a pro rata portion of the shares deposited by each depositor during the period the offer remains open. In the event of a tender offer for a Stock in the Portfolio, the Sponsor may, but is not required to, direct the Trustee to sell or tender such Stock (see "Administration of the Trust-Portfolio
Supervision" herein).

              FEDERAL INCOME TAXES

 The Trust intends to qualify for and elect tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By qualifying for and electing such treatment, the Trust will not be subject to federal income tax on taxable income or net capital gains distributed to Unitholders provided it distributes 90% or more of its taxable income (exclusive of net capital gains). However, a 4% excise tax is imposed on regulated investment companies that fail to distribute all but a de minimis amount of their income and gain. The Trust intends to distribute all of its income, including capital gains, annually.

 The gross income of the Trust typically will include dividends, interest and gains on sales or other dispositions of Securities. In order to maintain its qualification as a "regulated investment company", the Trust must, among other things (1) in the course of a taxable year derive at least 90% of its gross income from dividends, interest, gains on sales or other dispositions of Securities and certain other sources (referred to herein as "eligible sources"), (2) meet certain diversification tests, and (3) distribute in each year at least 90% of its investment company taxable income. If during a taxable year it appears that less than 90% of the Trust income will be derived from eligible sources, the Sponsor may direct the Trustee to sell Securities which, upon the realization of sufficient aggregate gain, will enable the Trust to maintain its qualification as a regulated investment company.

 In any taxable year, the distributions of any ordinary income (such as dividends) and the excess of net short-term capital gains over net long-term capital losses will be taxable as ordinary income to Unitholders. A distribution paid shortly after a purchase of shares may be taxable even though, in effect, it may represent a return of capital to Unitholders. A dividend paid by the Trust in January will be considered for federal income tax purposes to have been paid by the Trust and received by the Unitholders on the preceding
December 31, if the dividend was declared in the preceding October, November or December to Unitholders of record in any one of those months.
Distributions which are taxable as ordinary income to Unitholders will not constitute dividends for purposes of the dividends-received deduction for corporations except for, and only to the extent of, a specific designation by the Trust.

 Distributions by the Trust that are designated by it as capital gain distributions will be taxable to Unitholders as long-term capital gains, regardless of the length of time the Units have been held by a Unitholder. Distributions will not be taxable to Unitholders to the extent that they represent a return of capital; such distributions will, however, reduce a Unitholder's basis in his Units, and to the extent they exceed the basis of his Units will be treated as a gain from the sale of his Units. Any loss realized by a Unitholder on the sale or exchange of Units that are held by him for not more than six months will be treated as a long-term capital loss to the extent of any long-term capital gain distributions paid to such Unitholder with respect to such Units.

 Long-term capital gains of individuals are generally taxed at a maximum federal rate of 28%.
Under the recently enacted Taxpayer Relief Act of 1997, Unitholders who are individuals and have held their Units for more than 18 months may be entitled to a more favorable federal tax rate
(generally, 20%, but 10% for individuals otherwise in the 15% bracket) for gains from the sale of these Units. Prior to the issuance of relevant regulations, it is not certain whether or how this more favorable federal tax rate will be available with respect to capital gain dividends paid by the Trust. Unitholders should consult their own tax advisers in this regard.

 Unitholders will be taxed in the manner described above regardless of whether distributions from the Trust are actually received by the Unitholder or are reinvested pursuant to the Reinvestment Plan.

 Withholding For Citizen or Resident Investors. In the case of any noncorporate Unitholder that is a citizen or resident of the United States, a 31 percent "backup" withholding tax will apply to certain distributions of the Trust unless the Unitholder properly completes and files under penalties of perjury, IRS Form W-9 (or its equivalent).

 The foregoing discussion of taxation is a general summary and relates only to certain aspects of the federal income tax consequences of an investment in the Trust for Unitholders that hold their Units as capital assets. Unitholders may also be subject to state and local taxation. Each Unitholder should consult its own tax advisor regarding the Federal, state and local tax consequences to it of ownership of Units.

 Investment in the Trust may be suited for purchase by funds and accounts of individual investors that are exempt from federal income taxes such as Individual Retirement Accounts, tax-qualified retirement plans including Keogh
Plans, and other tax-deferred retirement plans.
Unitholders desiring to purchase Units for tax-deferred plans and IRA's should consult their PaineWebber Investment Executive for details on establishing such accounts. Units may also be purchased by persons who already have self-directed accounts established under tax-deferred retirement plans.

             PUBLIC OFFERING OF UNITS

 Public Offering Price. The public offering price per Unit is based on the aggregate market value of the Securities, next determined after the receipt of a purchase order, divided by the number of Units outstanding plus the sales charge set forth below. The public offering price per Unit is computed by dividing the Trust Fund Evaluation, next determined after receipt of a purchase order by the number of Units outstanding plus the sales charge. (See "Valuation".)

 Sales Charge and Volume Discount. The Public
Offering Price of Units of the Trust includes a sales charge which varies based upon the number of Units purchased by a single purchaser. (See the sales charge schedule set forth below.) During the initial public offering period, the sales charge will be based on the number of Trust Units purchased on the same or any preceding day by a single purchaser. Such purchaser or his dealer must notify the Sponsor at the time of purchase of any previous purchase of Trust Units in order to aggregate all such purchases and must supply the Sponsor with sufficient information to permit confirmation of such purchaser's eligibility;
acceptance of such purchase order is subject to confirmation. Purchases of Units of other trusts may not be aggregated with purchases of Trust
Units to qualify for this procedure. This procedure may be amended or terminated at any time without notice. In the event of such termination, the procedure will revert to that stated under the sales charge schedule referred to below.

 Sales charges for secondary market sales are set forth below. A discount in the sales charge is available to volume purchasers of Units due to economies of scale in sales effort and sales related expenses relating to volume purchases. The sales charge applicable to volume purchasers of Units is reduced on a graduated scale for sales to any person of at least $50,000 or 5,000 Units, applied on whichever basis is more favorable to the purchaser.

               Secondary Market
                                  Percent of        Percent of
                                  Public Offering   Net Amount
Aggregate Dollar Value of Units   Price             Invested
Less than $50,000                 3.75%             3.90%
$50,000 to $99,999                3.50              3.63
$100,000 to $199,999              3.25              3.36
$200,000 to $399,999              2.75              2.83
$400,000 to $499,999              2.50              2.56
$500,000 to $999,999              2.00              2.04
$1,000,000 or more                1.75              1.78


___________
*The sales charge applicable to volume purchasers according to the table above will be applied either on a dollar or Unit basis, depending upon which basis provides a more favorable purchase price to the purchaser.

 The volume discount sales charge shown above will apply to all purchases of Units on any one day by the same person in the amounts stated herein, and for this purpose purchases of Units of this Trust will be aggregated with concurrent purchases of any other trust which may be offered by the Sponsor. Units held in the name of the purchaser's spouse or in the name of a purchaser's child under the age of 21 are deemed for the purposes hereof to be registered in the name of the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

 No sales charge will be imposed on Units of the Trust acquired by Unitholders in connection with participation in the Reinvestment Plan (see
"Reinvestment Plan").

 Employee Discount. Due to the realization of economies of scale in sales effort and sales related expenses with respect to the purchase of Units by employees of the Sponsor and its affiliates, the Sponsor does not intend to impose a sales charge on such employee sales.

 Exchange Option. Unitholders may elect to exchange any or all of their Units of this series for units of one or more of any series of PaineWebber Municipal Bond Fund Series (the
"PaineWebber Series"); The Municipal Bond Trust,
(the "National Series"); The Municipal Bond
Trust, Multi-State Program (the "Multi-State
Series); The Municipal Bond Trust, California
Series (the "California Series"); The Municipal
Bond Trust, Insured Series (the "Insured
Series"); The Corporate Bond Trust, (the
"Corporate Series"); The PaineWebber Pathfinders
Trust, (the "Pathfinders Series"), The
PaineWebber Federal Government Trust, (the
"Government Series") or the PaineWebber Equity
Trust, (the "Equity Series") (collectively referred to as the "Exchange Trusts"). Exchanges made for Units of any Exchange Trust which has an "up-front" salesload will be made at a Public
Offering Price for the units of the Exchange
Trusts to be acquired based on a reduced sales charge of $15 per unit. Unitholders may elect to exchange any or all of their Units for Units of The PaineWebber Equity Trust, Growth Stock Series
22, or any other PaineWebber Exchange Trust subject to a deferred sales charge (the "Deferred
Sales Charge Units"). The Exchange Option will permit the exchange of Units for any Deferred
Sales Charge Units at their then-current net asset value, with no Initial Sales Charge imposed. Units acquired through the Exchange
Option will continue to be subject to the deferred sales charge installments remaining on the Deferred Sales Charge Units so acquired.
Unitholders interested in exercising the Exchange
Option should read the current prospectus or prospectuses relating to the Deferred Sales
Charge Units to ascertain what, if any, deferred sales charge installments remain on such Units.
Unitholders of this Trust are not eligible for the Exchange Option into any Exchange Trust designated as a rollover series for the 30 day period prior to termination of such Trust.

 The purpose of such reduced sales charge is to permit the Sponsor to pass on to the Unitholder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in time and expense related to advice, financial planning and operational expense required for the Exchange
Option. Each Exchange Trust has different investment objectives, therefore a Unitholder should read the prospectus for the applicable
Exchange Trust carefully prior to exercising this option. Exchange Trusts having as their objective the receipt of tax-exempt interest income would not be suitable for tax-deferred investment plans such as Individual Retirement Accounts. A
Unitholder who purchased Units of a series and paid a per unit "up-front" sales charge that was less than the per Unit "up-front" sales charge of the series of Exchange Trusts for which such Unitholder desires to exchange into, will be allowed to exercise the Exchange Option at the Unit Offering Price plus the reduced "up-front" sales charge, provided the Unitholder has held the Units for at least five months. Any such Unitholder who has not held the Units to be exchanged for the five-month period will be required to exchange them at the Unit Offering
Price plus "up-front" sales charge based on the greater of the reduced "up-front" sales charge, or an amount which, together with the initial
"up-front" sales charge paid in connection with the acquisition of the Units being exchanged, equals the "up-front" sales charge of the series of the Exchange Trust for which such Unitholder desires to exchange into, determined as of the date of the exchange.

 The Sponsor will permit exchanges at the reduced sales charge provided there is a secondary market maintained by the Sponsor in both the Units of this series and units of the applicable Exchange
Trust and there are units of the applicable
Exchange Trust available for sale. While the Sponsor has indicated that it intends to maintain a market for the units of the respective Trusts, there is no obligation on its part to maintain such a market. Therefore, there is no assurance that a market for units will in fact exist on any given date at which a Unitholder wishes to sell his Units of this series and thus there is no assurance that the Exchange Option will be available to a Unitholder. Exchanges will be effected in whole units only. Any excess proceeds from Unitholders' units being surrendered will be returned. Unitholders will be permitted to advance new money in order to complete an exchange.

 An exchange of units pursuant to the Exchange
Option will normally constitute a "taxable event" under the Code, i.e., a Unitholder will recognize a tax gain or loss. Unitholders are advised to consult their own tax advisors as to the tax consequences of exchanging units in their particular case.

 The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Unitholders. In the event the Exchange Option is not available to a Unitholder at the time he wishes to exercise it, the Unitholder will be immediately notified and no action will be taken with respect to his Units without further instruction from the Unitholder.

 To exercise the Exchange Option, a Unitholder should notify the Sponsor of his desire to exercise the Exchange Option and to use the proceeds from the sale of his Units of this series to purchase units of one or more of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time available for sale, and if such units may lawfully be sold in the state in which the Unitholder is resident, the Unitholder may select the series or group of series for which he desires his investment to be exchanged. The
Unitholder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

 The exchange transaction will operate in a manner essentially identical to any secondary market transaction, i.e., Units will be repurchased at a price based on the aggregate bid price per Unit of the securities in the portfolio of the Trust. Units of the Exchange Trust, however, will be sold to the Unitholder at a reduced sales charge as discussed above. Exchange transactions will be effected only in whole units; thus, any proceeds not used to acquire whole units will be paid to the selling
Unitholder.

 For example, assume that a Unitholder, who has three units of a trust with a current price of $1,030 per unit based on the bid prices of the underlying securities, desires to sell his units and seeks to exchange the proceeds for units of a series of an Exchange Trust with a current price of $890 per unit based on the bid prices of the underlying securities. In this example, which does not contemplate rounding up to the next highest number of units, the proceeds from the Unitholder's units will aggregate $3,090. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Unitholder would be able to acquire three units in the Exchange Trust for a total cost of $2,715
($2,670 for the units and $45 for the sales charge). The remaining $375 would be returned to the Unitholder in cash.

 Conversion Option. Owners of units of any registered unit investment trust sponsored by others which was initially offered at a maximum applicable sales charge of at least 3.0% (a
`Conversion Trust') may elect to apply the cash proceeds of the sale or redemption of those units directly to acquire available units of any Exchange Trust having an "up-front" salesload at a reduced sales charge of $15 per Unit, per 100
Units in the case of Exchange Trusts having a Unit price of approximately $10, or per 1,000
Units in the case of Exchange Trusts having a Unit price of approximately $1, subject to the terms and conditions applicable to the Exchange
Option (except that no secondary market is required for Conversion Trust units). Owners of Conversion Units will be permitted to use the cash proceeds received from the sale or redemption of those Units to acquire Deferred
Sales Charge Units at their then-current net asset value, with no Initial Sales Charge imposed. Deferred Sales Charge Units acquired through the Conversion Option will continue to be subject to the deferred sales charge installments remaining on those Units so acquired.

 To exercise this option, the owner should notify his retail broker. He will be given a prospectus for each series in which he indicates interest and for which units are available. The dealer must sell or redeem the units of the Conversion
Trust. Any dealer other than PaineWebber must certify that the purchase of units of the Exchange Trust is being made pursuant to and is eligible for the Conversion Option. The dealer will be entitled to two-thirds of the applicable reduced sales charge. The Sponsor reserves the right to modify, suspend or terminate the Conversion Option at any time without further notice, including the right to increase the reduced sales charge applicable to this option
(but not in excess of $5 more per Unit, per 100
Units or per 1,000 Units, as applicable than the corresponding fee then being charged for the Exchange Option). For a description of the tax consequences of a conversion reference is made to the Exchange Option section herein.

 Distribution of Units. The minimum purchase is $250. Only whole Units may be purchased.

 The Sponsor is the sole underwriter of the Units.
Sales may, however, be made to dealers who are members of the National Association of Securities
Dealers, Inc. ("NASD") at prices which include a concession of $.30 per Unit at the highest sales charge, subject to change from time to time. The difference between the sales charge and the dealer concession will be retained by the Sponsor. In the event that the dealer concession is 90% or more of the sales charge per Unit, dealers taking advantage of such concession may be deemed to be underwriters under the Securities Act of 1933.

 The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. The Sponsor intends to qualify the Units in all states of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

 Secondary Market for Units. While not obligated to do so, the Sponsor intends to maintain a secondary market for the Units and continuously offer to purchase Units at the Trust Fund
Evaluation per Unit next computed after receipt by the Sponsor of an order from a Unitholder. The
Sponsor may cease to maintain such a market at any time, and from time to time, without notice. In the event that a secondary market for the Units is not maintained by the Sponsor, a Unitholder desiring to dispose of Units may tender such Units to the Trustee for redemption at the price calculated in the manner set forth under "Redemption". Redemption requests in excess of $100,000 may be redeemed "in kind" as described under "Redemption." The Sponsor does not in any way guarantee the enforceability, marketability, value or price of any of the stocks in the Trust, nor that of the Units.

 Investors should note the Trust Fund Evaluation per Unit at the time of sale or tender for redemption may be less than the price at which the Unit was purchased.

 The Sponsor may redeem any Units it has purchased in the secondary market if it determines for any reason that it is undesirable to continue to hold these Units in its inventory. Factors which the Sponsor may consider in making this determination will include the number of units of all series of all trusts which it holds in its inventory, the saleability of the Units and its estimate of the time required to sell the Units and general market conditions.

 A Unitholder who wishes to dispose of his Units should inquire of his bank or broker as to current market prices in order to determine if over-the-counter prices exist in excess of the redemption price and the repurchase price (see
"Redemption").

 Sponsor's Profits. In addition to the applicable sales charge, the Sponsor realizes a profit (or sustains a loss) in the amount of any difference between the cost of the Stocks to the Sponsor and the price at which it deposits the Stocks in the Trust in exchange for Units, which is the value of the Stocks, determined by the Trustee as described under "Valuation". The cost of Stock to the Sponsor includes the amount paid by the Sponsor for brokerage commissions. These amounts are an expense of the Trust.

 Cash, if any, received from Unitholders prior to the settlement date for the purchase of Units or prior to the payment for Securities upon their delivery may be used in the Sponsor's business subject to the limitations of Rule 15c3-3 under the Securities and Exchange Act of 1934 and may be of benefit to the Sponsor.

 In selling any Units in the initial public offering after the Initial Date of Deposit, the Sponsor may realize profits or sustain losses resulting from fluctuations in the net asset value of outstanding Units during the period. In maintaining a secondary market for the Units, the Sponsor may realize profits or sustain losses in the amount of any differences between the price at which it buys Units and the price at which it resells or redeems such Units.

                 REDEMPTION

 Units may be tendered to Investors Bank & Trust
Company for redemption at its office in person, or by mail at Hancock Towers, 200 Clarendon Street,
Boston, MA 02116 upon payment of any transfer or similar tax which must be paid to effect the redemption. At the present time there are no such taxes. No redemption fee will be charged by the Sponsor or Trustee. If the Units are represented by a certificate it must be properly endorsed accompanied by a letter requesting redemption. If held in uncertificated form, a written instrument of redemption must be signed by the Unitholder.
Unitholders must sign exactly as their names appear on the records of the Trustee with signatures guaranteed by an eligible guarantor institution or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator, or certificates of corporate authority. Unitholders should contact the Trustee to determine whether additional documents are necessary. Units tendered to the Trustee for redemption will be cancelled, if not repurchased by the Sponsor.

 Units will be redeemed at the Redemption Value per Unit next determined after receipt of the redemption request in good order by the Trustee.
The Redemption Value per Unit is determined by dividing the Trust Fund Evaluation by the number of Units outstanding. (See "Valuation".)

 A redemption request is deemed received on the business day (see "Valuation" for a definition of business day) when such request is received prior to 4:00 p.m. If it is received after 4:00 p.m., it is deemed received on the next business day.
During the period in which the Sponsor maintains a secondary market for Units, the Sponsor may repurchase any Unit presented for tender to the Trustee for redemption no later than the close of business on the second business day following such presentation and Unitholders will receive the Redemption Value next determined after receipt by the Trustee of the redemption request. Proceeds of a redemption will be paid to the Unitholder no later than the seventh calendar day following the date of tender (or if the seventh calendar day is not a business day on the first business day prior thereto).

 With respect to cash redemptions, amounts representing income received shall be withdrawn from the Income Account, and, to the extent such balance is insufficient and for remaining amounts, from the Capital Account. The Trustee is empowered, to the extent necessary, to sell
Securities to meet redemptions. The Trustee will sell Securities in such manner as is directed by the Sponsor. In the event no such direction is given, Stocks will be sold pro rata, to the extent possible, and if not possible Stocks having the greatest amount of capital appreciation will be sold first. (See "Administration of the Trust".)
However, with respect to redemption requests in excess of $100,000, the Sponsor may determine in its discretion to direct the Trustee to redeem
Units "in kind" by distributing Stocks to the redeeming Unitholder. When Stocks are so distributed, a proportionate amount of each Stock will be distributed, rounded to avoid the distribution of fractional shares and using cash or checks where rounding is not possible. The
Sponsor may direct the Trustee to redeem Units "in kind" even if it is then maintaining a secondary market in Units of the Trust. Securities will be valued for this purpose as set forth under "Valuation". A Unitholder receiving a redemption
"in kind" may incur brokerage or other transaction costs in converting the Stocks distributed into cash. The availability of redemption "in kind" is subject to compliance with all applicable laws and regulations, including the Securities Act of 1933, as amended.

 To the extent that Securities are redeemed in kind or sold, the size and diversity of the Trust will be reduced. Sales will usually be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities in the portfolio at the time of redemption. In addition, because of the minimum amounts in which Securities are required to be sold, the proceeds of sale may exceed the amount required at the time to redeem Units; these excess proceeds will be distributed to Unitholders on the Distribution Dates.

 The Trustee may, in its discretion, and will, when so directed by the Sponsor, suspend the right of redemption, or postpone the date of payment of the Redemption Value, for more than seven calendar days following the day of tender for any period during which the New York Stock Exchange, Inc. is closed other than for weekend and holiday closings; or for any period during which the Securities and Exchange Commission determined that trading on the New York Stock Exchange, Inc. is restricted or for any period during which an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or for such other period as the Securities and Exchange Commission may by order permit for the protection of Unitholders. The
Trustee is not liable to any person or in any way for any loss or damages which may result from any such suspension or postponement, or any failure to suspend or postpone when done in the Trustee's discretion.

                 VALUATION

 The Trustee will calculate the Trust's value (the
"Trust Fund Evaluation") per Unit at the
Evaluation Time set forth under "Summary of Essential Information Regarding the Trust" (1) on each business day as long as the Sponsor is maintaining a bid in the secondary market, (2) on the business day on which any Unit is tendered for redemption, (3) on any other day desired by the Sponsor or the Trustee and (4) upon termination, by adding (a) the aggregate value of the Securities and other assets determined by the Trustee as set forth below, (b) cash on hand in the Trust, including dividends receivable on Stock trading ex-dividend and income accrued and interest received, if any, on the Treasury
Obligations held but not yet distributed (other than any cash held in any reserve account established under the Indenture or cash held for the purchase of Contract Securities) and (c) accounts receivable for Securities sold and any other assets of the Trust not included in (a) and
(b) above, and deducting therefrom the sum of (v) taxes or other governmental charges against the Trust not previously deducted, (w) accrued fees and expenses of the Trustee and the Sponsor
(including legal and auditing expenses) and other
Trust expenses (x) cash allocated for
distributions to Unitholders and (y) accounts payable for Units tendered for redemption and any other liabilities of the Trust Fund not included in (v), (w), (x) and (y) above. The per Unit Trust
Fund Evaluation is calculated by dividing the result of such computation by the number of Units outstanding as of the date thereof. Business days do not include Saturdays, Sundays, New Year's Day,
Martin Luther King, Jr. Day, President's Day, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day and other days that the New York Stock Exchange is closed.

 The value of Stocks shall be determined by the Trustee in good faith in the following manner: (1) if the domestic Stocks are listed on one or more national securities exchanges or on the National
Market System maintained by the National
Association of Securities Dealers Automated
Quotations System, such evaluation shall be based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is the principal market thereof (deemed to be the New
York Stock Exchange in the case of the domestic
Stocks if such Stocks are listed thereon), (2) if there is no such appropriate closing sales price on such exchange or system, at the mean between the closing bid and asked prices on such exchange or system (unless the Trustee deems such price inappropriate as a basis for evaluation), (3) if the Stocks are not so listed or, if so listed and the principal market therefor is other than on such exchange or there are no such appropriate closing bid and asked prices available, such evaluation shall be made by the Trustee in good faith based on the closing sale price in the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or (4) if there is no such appropriate closing price, then (a) on the basis of current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable securities, (c) by the Trustee's appraising the value of the Stock in good faith on the bid side of the market or (d) by any combination thereof.
The tender of a Stock pursuant to a tender offer will not affect the method of valuing such Stock.
During the initial offering period, the Treasury
Obligations are valued on the basis of their offering prices; thereafter and for purposes of determining Redemption Value, they are valued on the basis of bid prices. The aggregate offering and bid prices of the Treasury Obligations, is the price obtained from investment dealers or brokers
(which may include the Sponsor) who customarily deal in Treasury Obligations; or, if there is no market for Treasury Obligations and bid and offering prices are not available, on the basis of current bid and offering prices for comparable securities; or by appraisal; or by any combination of the above, adjusted to reflect income accrued.

COMPARISON OF PUBLIC OFFERING PRICE AND REDEMPTION VALUE

 While the Public Offering Price of Units during the initial offering period is determined, in part, on the basis of the current offering prices of the Treasury Obligations as described above, the Public Offering Price of Units in the secondary market, and the Redemption Value is determined, in part, on the basis of the current bid prices of the Treasury Obligations. The Stocks are valued on the same basis for the initial and secondary markets and for purposes of redemptions.
On the business day prior to the Initial Date of Deposit, the Public Offering Price per Unit (which figure includes the sales charge) exceeded the Redemption Value. (See "Essential Information").
The bid and the offering prices of the Treasury
Obligations are expected to vary. For this reason and others, including the fact that the Public
Offering Price includes the sales charge, the amount realized by a Unitholder upon redemption of Units may be less than the price paid by the Unitholder for such Units.

              EXPENSES OF THE TRUST

 The cost of the preparation and printing of the Indenture and this Prospectus, the initial fees of the Trustee and the Trustee's counsel, and expenses incurred in establishing the Trust, including legal and auditing fees (the
"Organizational Expenses"), will be paid by the Trust, as is common for mutual funds.
Historically, the Sponsors of Unit Trusts have paid all organizational expenses. The Sponsor will receive no fee from the Trust for its services in establishing the Trust.

 The Sponsor will receive a fee, which is earned for portfolio supervisory services, and which is based upon the largest number of Units outstanding during the calendar year. The Sponsor's fee, which is not to exceed $.0035 per Unit per calendar year, may exceed the actual costs of providing portfolio supervisory services for the Trust, but at no time will the total amount it receives for portfolio supervisory services rendered to all series of the PaineWebber Equity Trust in any calendar year exceed the aggregate cost to it of supplying such services in such year.

 For its services as Trustee and Evaluator, the Trustee will be paid in monthly installments, annually $.0170 per Unit, based on the largest number of Units outstanding during the previous month. In addition, the regular and recurring expenses of the Trust are estimated to be $.0045 which include, but are not limited to Organizational Expenses of $.0040 per Unit, and certain mailing, printing, and audit expenses.
Expenses in excess of this estimate will be borne by the Trust. The Trustee could also benefit to the extent that it may hold funds in non-interest bearing accounts created by the Indenture.

 The Sponsor's fee and Trustee's fee may be increased without approval of the Unitholders by an amount not exceeding a proportionate increase in the category entitled "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor or, if the Price
Index is no longer published, a similar index as determined by the Trustee and Sponsor.

 In addition to the above, the following charges are or may be incurred by the Trust and paid from the Income Account, or, to the extent funds are not available in such Account, from the Capital
Account (see "Administration of the
Trust--Accounts"): (1) fees for the Trustee for extraordinary services; (2) expenses of the Trustee (including legal and auditing expenses) and of counsel; (3) various governmental charges;
(4) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of the Unitholders; (5) indemnification of the Trustee for any loss, liabilities or expenses incurred by it in the administration of the Trust without gross negligence, bad faith or wilful misconduct on its part; (6) brokerage commissions and other expenses incurred in connection with the purchase and sale of Securities; and (7) expenses incurred upon termination of the Trust. In addition, to the extent then permitted by the Securities and Exchange Commission, the Trust may incur expenses of maintaining registration or qualification of the Trust or the Units under Federal or state securities laws so long as the Sponsor is maintaining a secondary market (including, but not limited to, legal, auditing and printing expenses).

 The accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any annual audit expense which exceeds $.0050 per Unit. Unitholders covered by the audit during the year may receive a copy of the audited financial statements upon request.

 The fees and expenses set forth above are payable out of the Trust and when unpaid will be secured by a lien on the Trust. Based upon the last dividend paid prior to the Initial Date of Deposit, dividends on the Stocks and income received on the Treasury Obligations are expected to be sufficient to pay the entire amount of estimated expenses of the Trust. To the extent that dividends paid with respect to the Stocks and income received on the Treasury Obligations are not sufficient to meet the expenses of the Trust, the Trustee is authorized to sell Securities to meet the expenses of the Trust. Securities will be selected in the same manner as is set forth under "Redemption".

              RIGHTS OF UNITHOLDERS

 Ownership of Units is evidenced by recordation on the books of the Trustee. In order to avoid additional operating costs and for investor convenience, certificates will not be issued unless a request, in writing with signature guaranteed by an eligible guarantor institution or in such other manner as may be acceptable to the Trustee, is delivered by the Unitholder to the Sponsor. Issued Certificates are transferable by presentation and surrender to the Trustee at its office in Boston, Massachusetts properly endorsed or accompanied by a written instrument or instruments of transfer. Uncertificated Units are transferable by presentation to the Trustee at its office in Boston of a written instrument of transfer.

 Certificates may be issued in denominations of one Unit or any integral multiple thereof as deemed appropriate by the Trustee. A Unitholder may be required to pay $2.00 per certificate reissued or transferred, and shall be required to pay any governmental charge that may be imposed in connection with each such transfer or interchange.
For new certificates issued to replace destroyed, mutilated, stolen or lost certificates, the Unitholder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

                DISTRIBUTIONS

 The Trustee will distribute net dividends and interest, if any, from the Income Account on the quarterly Distribution Dates to Unitholders of record on the preceding Record Date. Distributions from the Capital Account will be made on annual
Distribution Dates to Unitholders of record on the preceding Record Date. Distributions of less than $.05 per Unit need not be made from the Capital
Account on any Distribution Date. See "Essential
Information". Whenever required for regulatory or tax purposes, the Trustee will make special distributions of any dividends or capital on special Distribution Dates to Unitholders of record on special Record Dates declared by the Trustee.

 If and to the extent that the Sponsor, on behalf of the Trust, receives a favorable response to a no-action letter request which it intends to submit to the Division of Investment Management of the Securities and Exchange Commission (the "SEC") with respect to reinvesting cash proceeds received by the Trust, the Trustee may reinvest such cash proceeds in additional Securities held in the Trust Fund at such time. Such reinvestment shall be made so that each deposit of additional
Securities shall be made so as to match as closely as practicable the percentage relationships of shares of Stocks and Treasury Obligations, and such reinvestment shall be made in accordance with the parameters set forth in the no-action letter response. If the Sponsor and the Trustee determine that it shall be necessary to amend the Indenture to comply with the parameters set forth in the no-action letter response, such documents may be amended without the consent of Unitholders. There can be no assurance that the Sponsor will receive a favorable no-action letter response.

 Unitholders may elect to have their Income
Account and Capital Account distributions automatically reinvested into additional Units of the Trust at no sales charge. (See "Reinvestment
Plan").

 Upon termination of the Trust, each Unitholder of record on such date will receive his pro rata share of the amounts realized upon disposition of the Securities plus any other assets of the Trust, less expenses of the Trust. (See "Termination of the Trust".)

               REINVESTMENT PLAN

 Income Account and Capital Account distributions on Units may be reinvested by participating in the Trust's Reinvestment Plan (the "Reinvestment
Plan"). To participate in the Reinvestment Plan, a Unitholder must contact his broker, dealer or financial institution to determine whether he may participate in the Reinvestment Plan. Under the Reinvestment Plan, the Units acquired for current
Unitholders will be either Units already held in inventory by the Sponsor or new Units created by the Sponsor's deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional
Securities. Deposits or purchases of additional
Securities will be made so as to maintain the percentage relationships of shares of Stocks and Treasury Obligations. Purchases made pursuant to the Reinvestment Plan will be made without any sales charge at the net asset value for Units of the Trust. Under the Reinvestment Plan, the Trust will pay the distributions to the Trustee which in turn will purchase for those participating
Unitholders whole Units of the Trust at the price determined as of the close of business on the Distribution Date and will add such Units to the Unitholder's account. The Unitholder's account statement will reflect the reinvestment. The
Trustee will not issue fractional Units, thus any cash remaining after purchasing the maximum number of whole Units will be distributed to the Unitholder. Unitholders wishing to terminate their participation in the Reinvestment Plan must notify their broker, dealer or financial institution of such decision. The Sponsor reserves the right to amend, modify or terminate the Reinvestment Plan at any time without prior notice.

             ADMINISTRATION OF THE TRUST

 Accounts. All dividends and interest received on Securities, proceeds from the sale of Securities or other moneys received by the Trustee on behalf of the Trust may be held in trust in non-interest bearing accounts until required to be disbursed.

 The Trustee will credit on its books to an Income
Account dividends, if any, and interest income, on Securities in the Trust. All other receipts (i.e., return of principal and gains) are credited on its books to a Capital Account. A record will be kept of qualifying dividends within the Income Account.
The pro rata share of the Income Account and the pro rata share of the Capital Account represented by each Unit will be computed by the Trustee as set forth under "Valuation".

 The Trustee will deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account, amounts necessary to pay expenses incurred by the Trust.
(See "Expenses and Charges.") In addition, the
Trustee may withdraw from the Income Account and the Capital Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See "Redemption.")

 The Trustee may establish reserves (the "Reserve
Account") within the Trust for state and local taxes, if any, and any other governmental charges payable out of the Trust.

 Reports and Records. With any distribution from the Trust, Unitholders will be furnished with a statement setting forth the amount being distributed from each account.

 The Trustee keeps records and accounts of the Trust at its office in Boston, including records of the names and addresses of Unitholders, a current list of underlying Securities in the portfolio and a copy of the Indenture. Records pertaining to a Unitholder or to the Trust (but not to other Unitholders) are available to the Unitholder for inspection at reasonable times during business hours.

 Within a reasonable period of time after the end of each calendar year, the Trustee will furnish each person who was a Unitholder at any time during the calendar year an annual report containing the following information, expressed in reasonable detail both as a dollar amount and as a dollar amount per Unit: (1) a summary of transactions for such year in the Income and Capital Accounts and any Reserves; (2) any
Securities sold during the year and the Securities held at the end of such year; (3) the Trust Fund
Evaluation per Unit, based upon a computation thereof on the 31st day of December of such year
(or the last business day prior thereto); and (4) amounts distributed to Unitholders during such year.

 Portfolio Supervision. The portfolio of the Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security (or tender a stock for cash in the case of paragraph (6) below):

 (1) upon the failure of the issuer to declare or pay anticipated dividends or interest;

 (2) upon the institution of a materially adverse action or proceeding at law or in equity seeking to restrain or enjoin the declaration or payment of dividends or interest on any such Securities or the existence of any other materially adverse legal question or impediment affecting such Securities or the declaration or payment of dividends or interest on the same;

 (3) upon the breach of covenant or warranty in any trust indenture or other document relating to the issuer which might materially and adversely affect either immediately or contingently the declaration or payment of dividends on such Securities;

 (4) upon the default in the payment of principal or par or stated value of, premium, if any, or income on any other outstanding securities of the issuer or the guarantor of such Securities which might materially and adversely, either immediately or contingently, affect the declaration or payment of dividends on the Securities;

 (5) upon the decline in price or the occurrence of any materially adverse credit factors, that in the opinion of the Sponsor, make the retention of such Securities not in the best interest of the Unitholder;

 (6) upon a public tender offer being made for a Stock, or a merger or acquisition being announced affecting a Stock that in the opinion of the Sponsor make the sale or tender of the Stock in the best interests of the Unitholders;

 (7) upon a decrease in the Sponsor's internal rating of the Security;

 (8) if the sale of such Securities is desirable to maintain the qualification of the Trust Fund as a "regulated investment company"; or

 (9) upon the happening of events which, in the opinion of the Sponsor, negatively affect the economic fundamentals of the issuer of the Security or the industry of which it is a part.

 The Trustee may dispose of Securities where necessary to pay Trust expenses or to satisfy redemption requests as directed by the Sponsor and in a manner necessary to maximize the objectives of the Trust, or if not so directed in its own discretion, and Stocks having the greatest appreciation shall be sold first.

             AMENDMENT OF THE INDENTURE

 The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent or to make such other provisions as will not adversely affect the interest of the Unitholders.

 The Indenture may also be amended by the Trustee and the Sponsor without the consent of any of the Unitholders to implement a program to reinvest cash proceeds received by the Trust in connection with corporate actions and in other situations, when and if the Sponsor receives a favorable response to the no-action letter request which it intends to submit to the Division of Investment
Management at the SEC discussed above (see
"Distributions"). There can be no assurance that a favorable no-action letter response will be received.

 The Indenture may be amended in any respect by the Sponsor and the Trustee with the consent of the holders of 51% of the Units then outstanding;
provided that no such amendment shall (1) reduce the interest in the Trust represented by a Unit or
(2) reduce the percentage of Unitholders required to consent to any such amendment, without the consent of all Unitholders.

 The Trustee will promptly notify Unitholders of the substance of any amendment affecting
Unitholders' rights or their interest in the Trust.

             TERMINATION OF THE TRUST

 The Indenture provides that the Trust will terminate on the Mandatory Termination Date. If the value of the Trust as shown by any evaluation is less than fifty per cent (50%) of the market value of the Stocks upon completion of the deposit of Stocks, the Trustee may in its discretion, and will when so directed by the Sponsor, terminate such Trust. The Trust may also be terminated at any time by the written consent of 51% of the Unitholders or by the Trustee upon the resignation or removal of the Sponsor if the Trustee determines termination to be in the best interest of the Unitholders. In no event will the Trust continue beyond the Mandatory Termination Date.

 Unless advised to the contrary by the Sponsor, approximately 20 days prior to the termination of the Trust the Trustee will begin to sell the Securities held in the Trust and will then, after deduction of any fees and expenses of the Trust and payment into the Reserve Account of any amount required for taxes or other governmental charges that may be payable by the Trust, distribute to each Unitholder, after due notice of such termination, such Unitholder's pro rata share in the Income and Capital Accounts. Moneys held upon the sale of Securities may be held in non-interest bearing accounts created by the Indenture until distributed and will be of benefit to the Trustee.
The sale of Securities in the Trust in the period prior to termination may result in a lower amount than might otherwise be realized if such sale were not required at such time due to impending or actual termination of the Trust. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the amount paid by such Unitholder.

                  SPONSOR

 The Sponsor, PaineWebber Incorporated, is a corporation organized under the laws of the State of Delaware. The Sponsor is a member firm of the New York Stock Exchange, Inc. as well as other major securities and commodities exchanges and is a member of the National Association of Securities
Dealers, Inc. The Sponsor is engaged in a security and commodity brokerage business as well as underwriting and distributing new issues. The
Sponsor also acts as a dealer in unlisted securities and municipal bonds and in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

 On July 12, 2000, Paine Webber Group Inc. ("PW
Group"), UBS AG ("UBS") and UBS Americas Inc.
("UBSA") a wholly owned subsidiary of UBS, entered into an agreement and plan of merger (the
"Merger Agreement") pursuant to which PW Group will merge into UBSA. Stockholders of PW Group approved the adoption of the Merger Agreement at a meeting held on October 23, 2000. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in November 2000.
UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

 The Indenture provides that the Sponsor will not be liable to the Trustee, the Trust or to the Unitholders for taking any action or for refraining from taking any action made in good faith or for errors in judgment, but will be liable only for its own willful misfeasance, bad faith, gross negligence or willful disregard of its duties. The Sponsor will not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Securities in the Trust.

 The Indenture is binding upon any successor to the business of the Sponsor. The Sponsor may transfer all or substantially all of its assets to a corporation or partnership which carries on the business of the Sponsor and duly assumes all the obligations of the Sponsor under the Indenture. In such event the Sponsor shall be relieved of all further liability under the Indenture.

 If the Sponsor fails to undertake any of its duties under the Indenture, becomes incapable of acting, becomes bankrupt, or has its affairs taken over by public authorities, the Trustee may either appoint a successor Sponsor or Sponsors to serve at rates of compensation determined as provided in the Indenture or terminate the Indenture and liquidate the Trust.

                CODE OF ETHICS

 The Trust and the Sponsor have each adopted a code of ethics effective March 1, 2000 regarding personal securities transactions by the Sponsor's employees. The Code permits employee investments in securities, including securities that may be purchased or held by the Trust. The Code is designed to prevent fraud, deception and misconduct against the Trust and to provide for reporting of personal securities transactions by certain employees. The Code is on file with the Commission and can be reviewed and copied at the Commission's Public Reference Room in Washington,
DC.  For information on operations of the Public
Reference room, call the Commission at (202) 942-
8090.  The Code is available on the EDGAR
Database on the Commission's Internet site at http:/www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section,
Washington, DC 20549-0102.

                  TRUSTEE

 The Co-Trustees are Bank One Corporation
(formerly, The First National Bank of Chicago), a national banking association with its corporate trust office at One Bank One Plaza, Chicago,
Illinois 60670 (which is subject to supervision by the Comptroller of the Currency, the Federal
Deposit Insurance Corporation and the Board of
Governors of the Federal Reserve System) and
Investors Bank & Trust Company, a Massachusetts trust company with its office at Hancock Towers, 200 Clarendon Street, Boston, Massachusetts
02116, toll-free number 1-800-356-2754 (which is
subject to supervision by the Massachusetts
Commissioner of Banks, the Federal Deposit
Insurance Corporation and the Board of Governors of the Federal Reserve System).

 The Indenture provides that the Trustee will not be liable for any action taken in good faith in reliance on properly executed documents or the disposition of moneys, Securities or Certificates or in respect of any valuation which it is required to make, except by reason of its own gross negligence, bad faith or wilful misconduct, nor will the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities in the Trust. In the event of the failure of the Sponsor to act, the Trustee may act and will not be liable for any such action taken by it in good faith. The Trustee will not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United
States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee. The
Trustee will be indemnified and held harmless against any loss or liability accruing to it without gross negligence, bad faith or wilful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust, including the costs and expenses
(including counsel fees) of defending itself against any claim of liability.

              INDEPENDENT AUDITORS

  The Statement of Financial Condition and
Schedule of Investments have been audited by Ernst & Young LLP, independent auditors and have been included in this Prospectus in reliance upon their report given on their authority as experts in accounting and auditing.

                LEGAL OPINIONS

  The legality of the Units offered by this Prospectus has been passed upon by Carter, Ledyard & Milburn, 2 Wall Street, New York, New
York, as counsel for the Sponsor.


                       CONTENTS OF REGISTRATION STATEMENT
          This registration statement comprises the following
  documents:
          The facing sheet.
          The Prospectus.
          The signatures.
          The following exhibits:
          EX-99.C1     Opinion of Counsel as to legality of securities
                       being registered
          EX-99.C2     Consent of Independent Auditors
          EX-99.A1     Code of Ethics of PaineWebber Unit Trust
                       Department effective as of March 1, 2000
                       (incorporated by reference to Exhibit 99.A1
                       to Post Effective Amendment Number 9 to Form
                       S-6 for the Municipal Bond Trust, Series 229,
                       (Reg. No. 33-34397), filed with the Commission
                       on April 7, 2000).
                             FINANCIAL STATEMENTS
          1.      Statement of Condition of the Trust as shown in
                  the current Prospectus for this series.
          2.      Financial Statements of the Depositor.
                  PaineWebber Incorporated - Financial Statements incorporated by reference to Form 10-k and
                  Form 10-Q (File No. 1-7367) respectively.
  SIGNATURES
  Pursuant to the requirements of the Securities Act of 1933, the registrant, The PaineWebber Equity Trust, Growth
  Stock Series 20 certifies that it meets all of the
  requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, and the State of New York on the 8th day of November, 2000.
                     PAINEWEBBER EQUITY TRUST,
                   GROWTH STOCK SERIES 20
                                  (Registrant)
                              By: PaineWebber Incorporated
                                  (Depositor)
                              /s/ ROBERT E. HOLLEY
                                  Robert E. Holley
                                  Senior Vice President
  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of PaineWebber Incorporated, the Depositor, by the following persons in the following capacities and in the City of New York, and State of New York, on this 8th day of November, 2000.
  PAINEWEBBER INCORPORATED
       Name                        Office
  Donald B. Marron            Chairman, Chief Executive Officer
                              and Director of PaineWebber Incorporated*
  Regina A. Dolan             Executive Vice President,
                              Chief Financial Officer and
                              Director of PaineWebber Incorporated*
  Joseph J. Grano, Jr.        President and
                              Director of PaineWebber Incorporated*
  Steve P. Baum               Executive Vice President and
                              Director of PaineWebber Incorporated*
  Robert H. Silver            Executive Vice President and
                              Director of PaineWebber Incorporated*
  Mark B. Sutton              Executive Vice President and
                              Director of PaineWebber Incorporated*
  Margo N. Alexander          Executive Vice President and
                              Director of PaineWebber Incorporated*
  Terry L. Atkinson           Managing Director and
                              Director of PaineWebber Incorporated*
  Brian M. Barefoot           Executive Vice President and
                              Director of PaineWebber Incorporated*
  Michael Culp                Managing Director and
                              Director of PaineWebber Incorporated*
  Edward M. Kerschner         Managing Director and
                              Director of PaineWebber Incorporated*
  James P. MacGilvray         Executive Vice President and
                              Director of PaineWebber Incorporated*
                              By:/s/ ROBERT E. HOLLEY
                                    Attorney-in-fact*
  * Executed copies of the powers of attorney have been previously filed with the Securities and Exchange Commission with the Post Effective Amendment to the Registration Statement File No. 2-61279.